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                                                                    EXHIBIT 10.3

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN CENTRAL FEDERAL CORPORATION AND DAVID
                                   C. VERNON

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                           CENTRAL FEDERAL CORPORATION

This AMENDMENT TO EMPLOYMENT AGREEMENT (this "AMENDMENT") is entered into and made effective as of May 10, 2004 between Central Federal Corporation, a Delaware corporation FKA Grand Central Financial Corp. ("GCFC"), and David C. Vernon, an Ohio resident (the "EXECUTIVE").

A. GCFC and the Executive entered into an Employment Agreement as of February 28, 2003 (the "Agreement") for a term of 36 months.

B. GCFC values the services and contributions that the Executive has made to it and seeks to extend the period of service under the Agreement by an additional 24 months.

C.    The Executive is willing to extend the period of his service to GCFC.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, GCFC and the Executive agree as follows:

1. Section 2(a) is hereby amended by deleting "thirty six (36)" and substituting "sixty (60)" therefore.

2. Section 3(b) is hereby amended by adding ", whether or not made available to any other senior executive or key management employee of GCFC" to the end of the second sentence of the Subsection.

3. All provisions of the Agreement, other than as modified in this Amendment, are hereby ratified and shall remain in full force and effect.

IN WITNESS WHEREOF, GCFC and the Executive have executed this Amendment as of the day and year first written above.

GCFC:                                                THE EXECUTIVE:

CENTRAL FEDERAL CORPORATION

                                                         /s/ David C. Vernon
                                                         ----------------------
By: /s/ Thomas P. Ash                                    David C. Vernon
    --------------------
Name in
Print: Thomas P. Ash
       For the Compensation and
       Management Development
       Committee of the Board of Directors

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